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                                                                    Exhibit 99.3

                               SECURITY AGREEMENT

     SECURITY AGREEMENT, dated as of May 22, 2003, between Northern Power Systems, Inc., a Delaware corporation having its principal place of business at 182 Mad River Park, Waitsfield, Vermont 05673 (the "Company"), and Proton Energy Systems, Inc., a Delaware corporation having its principal place of business at 10 Technology Drive, Wallingford, Connecticut 06492 (the "Secured Party").

     WHEREAS, the Company has entered into a Bonding Support Agreement dated as of May __, 2003, (as amended and in effect from time to time, the "Support Agreement"), with the Secured Party, pursuant to which the Secured Party, subject to the terms and conditions contained therein, shall provide credit support to the Company; and

     WHEREAS, it is a condition precedent to the Secured Party's providing any credit support to the Company under the Support Agreement that the Company execute and deliver to the Secured Party a security agreement in substantially the form hereof; and

     WHEREAS, the Company wishes to grant security interests in favor of the Secured Party as herein provided;

     NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Support Agreement. The term "State," as used herein, means the State of Vermont. All terms defined in the Uniform Commercial Code as enacted and amended in the State (the "UCC") and used herein shall have the same definitions herein as specified therein; provided, however, that the term "instrument" shall be such term as defined in
Article 9 of the Uniform Commercial Code of the State rather than Article 3. The term "Obligations," as used herein, means all of the repayment obligations, indebtedness, obligations and liabilities of the Company to the Secured Party, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Support Agreement, any guaranties, promissory notes or other instruments or agreements executed and delivered pursuant thereto or in connection therewith or this Agreement, and the term "Event of Default," as used herein, means the failure of the Company to pay or perform any of the Obligations as and when due to be paid or performed under the terms of the Support Agreement.

     2. Grant of Security Interest. The Company hereby grants to the Secured Party, to secure the payment and performance in full of all of the Obligations, a security interest in the following properties, assets and rights of the Company, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof: all goods (including inventory, equipment, furniture and accessions thereto), instruments (including promissory notes), receivables, accounts, chattel paper (whether tangible or electronic), securities, deposit accounts, letter of credit rights, and any other contract rights or rights to the payment of money (all of the above being hereinafter called the "Collateral").

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     3. Authorization to File Financing Statements. The Company hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that contain any information required by
Article 9 of the Uniform Commercial Code of the State for the sufficiency or filing office acceptance of any financing statement or amendment. The Company agrees to furnish any such information to the Secured Party promptly upon request. The Company also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

     4. Other Actions. Further to ensure the attachment, perfection and first priority of, and the ability of the Secured Party to enforce the Secured Party's security interest in the Collateral, the Company agrees, in each case at the Company's own expense, to take the following actions with respect to the following Collateral:

          4.1. Promissory Notes and Tangible Chattel Paper. If the Company shall at any time hold or acquire any promissory notes or tangible chattel paper, the Company shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

          4.2. Deposit Accounts. For each deposit account that the Company at any time opens or maintains, the Company shall, at the Secured Party's request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (a) cause the depositary bank to agree to comply at any time with instructions from the Secured Party to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of the Company, or (b) arrange for the Secured Party to become the customer of the depositary bank with respect to the deposit account, with the Company being permitted, only with the consent of the Secured Party, to exercise rights to withdraw funds from such deposit account. The Secured Party agrees with the Company that the Secured Party shall not give any such instructions or withhold any withdrawal rights from the Company, unless an Event of Default has occurred and is continuing. The provisions of this paragraph shall not apply to (i) any deposit account for which the Company, the depositary bank and the Secured Party have entered into a cash collateral agreement specially negotiated among the Company, the depositary bank and the Secured Party for the specific purpose set forth therein, (ii) deposit accounts for which the Secured Party is the depositary, and (iii) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Company's salaried employees.

          4.3. Collateral in the Possession of a Bailee. If any goods are at any time in the possession of a bailee, the Company shall promptly notify the Secured Party thereof and, if requested by the Secured Party, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured Party and shall act upon the instructions of the Secured Party, without the further consent of the Company. The Secured Party agrees

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     with the Company that the Secured Party shall not give any such instructions unless an Event of Default has occurred and is continuing.

          4.4. Electronic Chattel Paper and Transferable Records. If the Company at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in (S)16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Company shall promptly notify the Secured Party thereof and, at the request of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party control under UCC(S)9-105 of such electronic chattel paper or control under
     Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be,(S)16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Secured Party agrees with the Company that the Secured Party will arrange, pursuant to procedures satisfactory to the Secured Party and so long as such procedures will not result in the Secured Party's loss of control, for the Company to make alterations to the electronic chattel paper or transferable record permitted under UCC
     (S)9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or (S)16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Company with respect to such electronic chattel paper or transferable record.

          4.5. Letter-of-Credit Rights. If the Company is at any time a beneficiary under a letter of credit now or hereafter issued in favor of the Company, the Company shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, the Company shall, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Secured Party of the proceeds of any drawing under the letter of credit, or (ii) arrange for the Secured Party to become the transferee beneficiary of the letter of credit, with the Secured Party agreeing, in each case, that the proceeds of any drawing under the letter to credit are to be applied as provided in the Support Agreement.

          4.6. Other Actions as to any and all Collateral. The Company further agrees to take any other action reasonably requested by the Secured Party to insure the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party's security interest in any and all of the Collateral including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Company's signature thereon is required therefor,
     (b) causing the Secured Party's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party's

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     security interest in such Collateral, (d) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral,
     (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party, and (f) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

     5. Representations and Warranties Concerning Company's Legal Status. The Company has previously delivered to the Secured Party a certificate signed by the Company and entitled "Perfection Certificate" (the "Perfection Certificate"). The Company represents and warrants to the Secured Party as follows: (a) the Company's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Company is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Company's organizational identification number or accurately states that the Company has none, (d) the Perfection Certificate accurately sets forth the Company's place of business or, if more than one, its chief executive office as well as the Company's mailing address if different, and (e) all other information set forth on the Perfection Certificate pertaining to the Company is accurate and complete.

     6. Covenants Concerning Company's Legal Status. The Company covenants with the Secured Party as follows: (a) without providing at least 30 days prior written notice to the Secured Party, the Company will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Company does not have an organizational identification number and later obtains one, the Company shall forthwith notify the Secured Party of such organizational identification number, and (c) the Company will not change its type of organization, jurisdiction of organization or other legal structure.

     7. Representations and Warranties Concerning Collateral, Etc. The Company further represents and warrants to the Secured Party as follows: (a) the Company is the owner of the Collateral, free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement,
(b) none of the Collateral constitutes, or is the proceeds of, "farm products" as defined in (S)9-102(a)(34) of the Uniform Commercial Code of the State, (c) the Company has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (d) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete.

     8. Additional Covenants.

          (a) The Company further covenants with the Secured Party as follows:

              (i) the Collateral, to the extent not delivered to the Secured Party, will be kept at those locations listed on the Perfection Certificate and the Company will not remove the Collateral from such locations,

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                           without providing at least 30 days prior written
                           notice to the Secured Party;

                                    (ii) except for the security interest herein
                           granted, the Company shall be the owner of the Collateral free from any lien, security interest or other encumbrance, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party;

                                    (iii) the Company shall not pledge, mortgage
                           or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Secured Party;

                                    (iv) the Company will keep the Collateral in
                           good order and repair and will not use the same in violation of law or any policy of insurance thereon;

                                    (v) the Company will permit the Secured
                           Party, or its designee, to inspect the Collateral at any reasonable time, wherever located;

                                    (vi) the Company will pay promptly when due
                           all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement;

                                    (vii) the Company will continue to operate
                           its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances; and

                                    (viii) the Company will not sell or
                           otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for (a) sales and leases of inventory and licenses of general intangibles in the ordinary course of business and (b) so long as no Event of Default has occurred and is continuing, sales or other dispositions of obsolescent items of equipment in the ordinary course of business consistent with past practices.

                           (b) The Company shall conduct its operations in the
                  ordinary course of business and in compliance with all applicable laws and regulations and, to the extent consistent therewith, use its reasonable best efforts to preserve intact its current business organization, keep its physical assets in good working condition, keep available the services of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it. Without limiting the generality of the foregoing, the Company shall not, without the written consent of the Secured
                  Party:

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                    (i)  create, incur or assume any indebtedness in excess of
               $100,000 (including obligations in respect of capital leases), except for any loans from the Export Import Bank Working Capital Guarantee Program or any indebtedness currently outstanding under that certain capital lease obligation in the original principal amount of $2,790,000 from Central Vermont Economic Development Corporation; assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person or entity; or make any loans, advances or capital contributions to, or investments in, any other person or entity except in the ordinary course of business; or

                    (ii) acquire, sell, lease, license, pledge or dispose of any assets or property in excess of $100,000, other than purchases and sales of assets in the ordinary course of business.

     9.   Insurance.

          9.1. Maintenance of Insurance. The Company will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Company will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Secured Party. In addition, all such insurance shall be payable to the Secured Party as loss payee under a "standard" loss payee clause. Without limiting the foregoing, the Company will (i) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers' compensation or similar insurance as may be required by law and (iii) maintain, in amounts equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring on, in or about the properties of the Company; business interruption insurance; and product liability insurance.

          9.2. Insurance Proceeds. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $10,000, be disbursed to the Company for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed and (ii) in all other circumstances, be held by the Secured Party as cash collateral for the Obligations. The Secured Party may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as

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     the Secured Party may reasonably prescribe, for direct application by the
     Company solely to the repair or replacement of the Company's property so damaged or destroyed, or the Secured Party may apply all or any part of such proceeds to the Obligations.

          9.3. Notice of Cancellation, Etc. All policies of insurance shall provide for at least 30 days prior written cancellation notice to the Secured Party. In the event of failure by the Company to provide and maintain insurance as herein provided, the Secured Party may, at its option, provide such insurance and charge the amount thereof to the Company. The Company shall furnish the Secured Party with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

     10.  Collateral Protection Expenses; Preservation of Collateral.

          10.1. Expenses Incurred by Secured Party. In its discretion, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees. The Company agrees to reimburse the Secured Party on demand for any and all expenditures so made. The Secured Party shall have no obligation to the Company to make any such expenditures, nor shall the making thereof relieve the Company of any default.

          10.2. Secured Party's Obligations and Duties. Anything herein to the contrary notwithstanding, the Company shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Company thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under (S)9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

     11. Securities and Deposits. The Secured Party may at any time following and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Secured Party may following and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Secured Party to the Company may at any time be applied to or set off against any of the Obligations then due and owing.

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     12.  Notification to Account Debtors and Other Persons Obligated on
Collateral. If an Event of Default shall have occurred and be continuing, the Company shall, at the request of the Secured Party, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Secured Party or to any financial institution designated by the Secured Party as the Secured Party's agent therefor, and the Secured Party may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Company, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Company shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Company as trustee for the Secured Party without commingling the same with other funds of the Company and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. Secured Party shall also have the right at any time to enforce Company's rights against account debtors or other persons obligated on any Collateral. The Secured Party shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Secured Party to the Obligations, such proceeds to be immediately entered after final payment in cash or other immediately available funds of the items giving rise to them.

     13.  Power of Attorney.

          13.1. Appointment and Powers of Secured Party. The Company hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact, with full irrevocable power and authority in the place and stead of the Company or in the Secured Party's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:

                (a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do at the Company's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Company might do, including, without limitation,
          (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Company, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Secured Party so elects,

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          with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

                (b) to the extent that the Company's authorization given in (S)3 is not sufficient, to file such financing statements with respect hereto, with or without the Company's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in the Company's name such financing statements and amendments thereto and continuation statements which may require the Company's signature.

          13.2. Ratification by Company. To the extent permitted by law, the Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          13.3. No Duty on Secured Party. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for the Secured Party's own gross negligence or willful misconduct.

     14. Remedies. If an Event of Default shall have occurred and be continuing, the Secured Party may, without notice to or demand upon the Company, declare this Agreement to be in default, and the Secured Party shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State or of any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as the Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Party may in its discretion require the Company to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Company's principal office(s) or at such other locations as the Secured Party may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give to the Company at least ten (10) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party's rights hereunder, including, without limitation, its right following an Event of Default, to take immediate possession of the Collateral and to exercise its rights with respect thereto.

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     15. Standards for Exercising Remedies. To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, the Company acknowledges and agrees that it is not commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publication s or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Company, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral, or to comply with any applicable state or federal law requirements in connection with a disposition of Collateral. The Company acknowledges that the purpose of this (S)15 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would not be commercially unreasonable in the Secured Party's exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this (S)15. Without limitation upon the foregoing, nothing contained in this (S)15 shall be construed to grant any rights to the Company or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this
(S)15.

     16. No Waiver by Secured Party, Etc. The Secured Party shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.

     17. Suretyship Waivers by Company. The Company waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, Support extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in (S)10.2. The Company further waives any and all other suretyship defenses.

     18. Marshalling. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to this Security Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

     19. Proceeds of Dispositions; Expenses. The Company shall pay to the Secured Party on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Secured Party in protecting, preserving or enforcing the Secured Party's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Secured Party may determine or in such order or preference as is provided in the Support Agreement, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Company, and the Company shall remain liable for any deficiency in the payment of the Obligations.

     20. Overdue Amounts. Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Support Agreement.

     21. Governing Law; Consent to Jurisdiction. This Agreement is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of the State.

     22. Waiver of Jury Trial. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (i) certifies that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Security Agreement and the Support Agreement, the Secured Party is relying upon, among other things, the waivers and certifications contained in this (S)22.

     23. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement.

         [Balance of page intentionally blank; Signature page follows.]

     IN WITNESS WHEREOF, intending to be legally bound, the Company has caused this Agreement to be duly executed as of the date first above written.

                                         NORTHERN POWER SYSTEMS, INC.

                                         By: /s/ Clint Coleman
                                            ------------------------------------
                                            Name: Clint Coleman
                                            Title: President

Accepted

PROTON ENERGY SYSTEMS, INC.


By: /s/ Walter W. Schroeder
   ---------------------------------------------
   Name: Walter W. Schroeder
   Title: President and Chief Executive Officer

                             PERFECTION CERTIFICATE

                           (UCC Financing Statements)

     The undersigned, the President and Secretary of Northern Power Systems, Inc. (the "Company"), hereby certifies, with reference to a certain Security Agreement dated as of May __, 2003, (terms defined in such Security Agreement having the same meanings herein as specified therein), between the Company and Proton Energy Systems, Inc. (the "Secured Party"), to the Secured Party as follows:

     1. Name. The exact legal name of the Company as that name appears on its Certificate of Incorporation is as follows: Northern Power Systems, Inc.

     2.   Other Identifying Factors.

     (a) The following is the mailing address of the Company and the address of the Company's chief executive officer: 182 Mad River Park, Waitsfield, Vermont 05673

     (b) The following is the type of organization of the Company: Delaware corporation

     (c)  The following is the jurisdiction of the Company's organization:
          Delaware

     (d) The following is the Company's state issued organizational identification number: 2341641

     3.   Other Names, Etc.

     (a) The following is a list of all other names (including trade names or similar appellations) used by the Company, or any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years: New World Power Technology Corporation

     (b) Attached hereto as Schedule 3, is the information required in (S)2 for any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

     4.  Other Current Locations.

     (a) The following are all other locations in the United States of America in which the Company maintains any books or records relating to any of the Collateral consisting of accounts, instruments, chattel paper, or mobile goods:

     Address                            County               State

     NONE

     (b) The following are all other places of business of the Company in the United States of America:

     Address                            County               State

     33 New Montgomery Street           San Francisco        California
     Suite 1280 (leased office
     space)

     400 Cornerstone Drive              Williston            Vermont
     Suite 235 (leased office
     space)

     Mad River Canoe Building #2        Waitsfield           Vermont
     (leased manufacturing space)

     (c) The following are all other locations in the United States of America where any of the Collateral consisting of inventory or equipment is located:

     Address                            County               State

     CellXion                           Bossier City         Louisiana
     5031 Hazel Jones Road

     (enclosure manufacturer and point of final assembly for AGT project)

     (d) The following are the names and addresses of all persons or entities other than the Company, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper, inventory or equipment:

         Name            Mailing Address           County           State

         Rock of Ages    772 Graniteville Road     Graniteville     Vermont
         Corporation

         (location of prototype NW100 wind turbine)

     5.  Prior Locations.

     (a) Set forth below is the information required by (S)4(a) or (b) above with respect to each location or place of business previously maintained by the Company at any time during the past five years in a state in which the Company has previously maintained a location or place of business:

         Address                     County                           State

         NONE

     (b) Set forth below is the information required by (S)4(c) or (d) above with respect to each other location at which, or other person or entity with which, any of the Collateral consisting of inventory or equipment has been previously held at any time during the past twelve months:

         Name            Address                   County           State

     IN WITNESS WHEREOF, we have hereunto signed this Certificate on May 22, 2003.


                                                  /s/ Clint Coleman
                                       -----------------------------------------
                                       Name:        Clint Coleman
                                       Title:         President

                                                  /s/ Gary Norton
                                       -----------------------------------------
                                       Name:         Gary Norton
                                       Title:         Secretary

                                   Schedule 3

     182 Mad River Park, Waitsfield, Vermont 05673

     Delaware corporation

     Jurisdiction: Delaware

     Delaware state identification number: same as current: 2341641